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                                  EXHIBIT 23.2

                        CONSENT OF DELOITTE & TOUCHE LLP


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                                                                   EXHIBIT 23.2


INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Harrington Financial Group, Inc. on Form S-8 of our report dated September 8, 1995 (February 5, 1996 as to Note 19), appearing in Harrington Financial Group, Inc.'s Prospectus, which is a part of Registration Statement No. 333-1556 on Form S-1.

/s/ DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP
Indianapolis, Indiana

July 15, 1996